                                                                EXHIBIT 4.1

                      COMMON STOCK


   NUMBER      INCORPORATED UNDER THE LAWS                   SHARES
CU              OF THE STATE OF DELAWARE


             THIS CERTIFICATE IS TRANSFERABLE           CUSIP 922602 10 7
                 IN CLEVELAND, OHIO OR IN
                    NEW YORK, NEW YORK              SEE REVERSE FOR CERTAIN
                                                          DEFINITIONS


                            VENCOR, INC.


             This Certifies that





             is the owner of

            FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

                             CERTIFICATE OF STOCK

               Vencor, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney
   [SEAL] upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

               Witness the signatures of the duly authorized officers of
             the Corporation.

               Dated                                    9-14-95

               Countersigned and Registered:
                   NATIONAL CITY BANK
                    (Cleveland, Ohio)   Transfer Agent
               By                       and Registrar,         [ILLEGIBLE]
                                                         Secretary     President
                                 Authorized Signature.

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                                 VENCOR, INC.
                   TERMS AND PROVISIONS OF AUTHORIZED STOCK

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common               UNIF GIFT MIN ACT - __________ Custodian __________
     TEN ENT - as tenants by the entireties                             (Cust)               (Minor)
     JT TEN  - as joint tenants with right                            under Uniform Gifts to Minors Act
               of survivorship and not as                             _________________________________
               tenants in common                                                   (State)

    Additional abbreviations may also be used though not in the above list.

     For value received, ____________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within certificate,
and do hereby irrevocably constitute and appoint
              -----------

_______________________________________________________________________ attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated: ____________________________



                                       _________________________________________
                                       NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.




                                       _________________________________________
                                       The signature should be guaranteed by an eligible guarantor institution pursuant to S.E.C. Rule 17Ad-15.


This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Vencor, Inc. and National City Bank, as Rights Agent, dated as of July 20, 1993 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Vencor, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Vencor, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and certain related persons, whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.